Exhibit 99.2

Q1 2022 Conference Call April 27, 2022 Atomera 1

Safe Harbor This presentation contains forward - looking statements concerning Atomera Incorporated (““Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forwar d - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those disclosed in the section "Risk Factors" included in our Annual Report on Form 10 - K filed with the SEC on February 15, 2022. In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward - looking statements will be achieve d or occur. This presentation contains only basic information concerning Atomera. The Company’s filings with the Securities Exchange Commission, including the Prospectus Supplement , include more information about factors that could affect the Company’s operating and financial results. We assume no obligation to update information contained in this presentation. Although this presentation may remain available on the Company's website or elsewhere, its continued availability does not indicate that we ar e reaffirming or confirming any of the information contained herein. Atomera 2

3 Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $550B semiconductor market Mears Silicon Technology (MST®) Quantum Engineered Materials

Customer Engagement Model Atomera 4 Customer Wafer Manufacturing Atomera MST ® Deposition Setup Customer MST ® Deposition Integration Installation Qualification Production Planning Phase Standard customer engagement Setup Customer MST ® Deposition Installation & Integration Qualification Production Planning Phase Current joint development Integration Product line 1 Product line 2 Product line 3 Atomera MST ® Deposition JDA Completion

Customer Pipeline 5 • 19 customers, 25 engagements • Working with 50% of the world’s top semiconductor makers* • 10 of the top 20 (IC Insights, McClean Report 2021) ^ End of year engagement count, plus CY quarters 0 3 6 9 12 15 18 21 24 27 2016 2017 2018 2019 2020 2021 1Q22 Number of Customer Engagements Phase 1 Phase 2 Phase 3 Phase 4

MST technology focus areas Atomera 6 MST for Advanced Nodes MST for RF - SOI MST - SP

Capacity Constraints Record Revenues Geopolitical Uncertainty Capex Growth Market forces benefit Atomera Confidential 7 Massive industry investment will benefit Atomera

Financial Review Atomera Incorporated 8 Income Statement ($ in thousands, except per-share data) March 31, 2022 March 31, 2021 December 31, 2021 REVENUE 375$ 400$ -$ Gross Profit 294 400 - OPERATING EXPENSES Research & Development 2,339 2,229 2,249 General and Administration 1,648 1,513 1,508 Selling and Marketing 325 266 316 TOTAL OPERATING EXPENSES 4,312 4,008 4,073 OPERATING LOSS (4,018) (3,608) (4,073) Other Income (Expense) (68) 2 (74) Provision for income tax - 14 18 NET LOSS (4,086)$ (3,620)$ (4,165)$ Net Loss Per Share (0.18)$ (0.16)$ (0.18)$ Weighted average shares outstanding 22,853 22,090 22,751 ADJUSTED EBITDA (NON-GAAP) (3,272)$ (2,864)$ (3,414)$ ADJUSTED EBITDA PER SHARE (0.14)$ (0.13)$ (0.15)$ Balance Sheet Information March 31, 2022 December 31, 2021 Cash 24,451$ 28,699$ Debt - - Three Months Ended

We collaborate with customers to improve their products, through integration of MST, so that both companies benefit financially Mission Statement Atomera 9

Thank You Atomera 10